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                                                                   EXHIBIT 10.13

                AMENDMENT TO THE INRANGE TECHNOLOGIES CORPORATION
                    EXECUTIVE EVA INCENTIVE COMPENSATION PLAN

          Pursuant to Paragraph 14 of Section V of the Inrange Technologies Corporation Executive EVA Incentive Compensation Plan (the "Plan"), Inrange Technologies Corporation hereby amends the Plan in the following manner:

          1. Effective May 1, 2001, Paragraph 6 of Section V is amended by the addition of the following at the end thereof:

     "In order to receive any amounts provided under this Paragraph 6, a participant must execute a valid release and any other documents the Company may require. The Company may, in its sole discretion, waive the application of the preceding sentence with respect to all or any portion of any amount and with respect to any participant."

          IN WITNESS WHEREOF, this amendment was executed by the undersigned as of the date shown below.

                                                INRANGE TECHNOLOGIES
                                                CORPORATION


Date: May 1, 2001                               /s/  Kenneth H. Koch
                                                -----------------------------

                                                By:   Kenneth H. Koch
                                                   --------------------------

                                                Its:  Vice President
                                                     ------------------------